UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2004


                                  AZONIC CORP.
                               -----------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                               ------------------
                 (State or other jurisdiction of incorporation)



          0-28315                                              84-1517404
---------------------------                                -------------------
(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

               7 Dey Street, Suite #900, New York, New York 10007
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400

                                 Not Applicable.
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:  10
                                        ----

                                TABLE OF CONTENTS


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.....................................1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.................................1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP...........................................1

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT........................1

ITEM 5.   OTHER EVENTS.........................................................1

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
              NEW DIRECTORS....................................................7

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS ...................................7

ITEM 8.   CHANGE IN FISCAL YEAR ...............................................8

ITEM 9.   REGULATION FD DISCLOSURE.............................................8

ITEM 10.  AMENDMENTS TO REGISTRANT'S CODE OF ETHICS, OR
                    WAIVER OF A PROVISION OF THE CODE OF ETHICS................8

ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER
                   REGISTRANT'S EMPLOYEE BENEFIT PLANS.........................8

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION........................8

SIGNATURES.....................................................................8

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.


ITEM 3.  BANKRUPCTY OR RECEIVERSHIP

         Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         As of March 29, 2004, the Company adopted a new Business Plan.

                                    OVERVIEW

         Azonic Corp., (herein referred as "Azonic" or "the Company"), is incorporated in the State of Nevada and is currently operating from its corporate headquarters in New York City, New York. Azonic's goal is to become a premier telecommunication service provider that leverages strong sales/marketing channels and financing/managerial expertise over most up-to-date telecommunication technologies. With such trends in our world such as globalization, people rely more and more on telecommunication for business, personal communication needs and pleasure. Over the past decade, the numbers of Internet service subscribers and wireless phone users have seen tremendous growth. In more recent years, wireless and satellite devices and other broadband Internet equipment were introduced to the public and have become widely popular. Telecommunication expenses are becoming a bigger and bigger percentage of household and business disposable income. Azonic intends to enter this market and will initially act as a marketer of value-added products and services as a reseller.

INDUSTRY

         Although the U.S. telecommunications industry has been in transition recently, management believes there are a few highly promising sub-sectors within the industry. VOIP, or Voice Over Internet Protocol, is among the fastest growing telecommunication services. According to a study by Insight Research, VOIP-based services could grow from $13 billion in 2002 to approximately $197 billion in 2007.

         VOIP is an alternative telephony that can replace services provided by traditional telephone network. VOIP works by taking the audio signal of telephone calls and translating it into digital data packets - a process called packet switching. The packets are then transmitted via the Internet in the same way as other data such as emails. These digital packets are then reassembled back into analog audio streams at the call's destination. Unlike traditional telephone networks, VOIP does not use dedicated circuits for each telephone call. Instead, the same VOIP network can be shared by multiple users for voice and data transmission simultaneously. This type of network sharing is more efficient and can generate significant cost savings to end-users.

         VOIP calls may take various forms. The "digitization" process can take place at the customer's home. A device called digital phone adapter is used to hook up a regular telephone with a broadband Internet connector, usually a cable or DSL modem. When a call is placed, the voice signal is digitized and transmitted through the broadband Internet. Because this type of VOIP service requires broadband Internet access, it is also referred to as "cable telephony". Broadband Internet subscribers in the U.S. reached 17.4 million in 2002 and have since then seen strong growth as multimedia content, such as streaming video and audio, grows more and more popular over the Internet. The total number of broadband subscribers is projected to reach 49 million in 2007.(1)

         In addition, VOIP calls may be carried via calling cards. Customer accounts are represented by sets of PIN numbers - a series of numbers with 8 to 15 digits. Before a call is connected, a set of PIN numbers must be keyed in by the call placer or automatically by a number recognition program at the call originator's local phone switch. The call is then connected and timed; usage is deducted from the value of the calling card. VOIP calling cards offer competitive domestic and international long distance rates at acceptable voice quality. Azonic management estimates VOIP rates on average are 30-70% lower than those offered by long distance companies such as AT&T and Sprint.


PRODUCT

         Azonic plans to launch two product lines initially. The first product line is to offer residential and business customers with local and/or long distance phone services. Customers who already have broadband Internet access simply need to purchase a digital phone adapter and plug it into their cable/DSL modems and then hook up their telephone sets or fax machines with the adapter the same way as plugging the phone cord into a phone jack. Digital phone adapter is a device the size of a cigarette box and will be offered by Azonic to purchase or lease. After a few straightforward step-by-step installations and settings, customers can make and receive phone calls the same way as with traditional telephone services. Azonic plans to charge residential customers $35 per month for unlimited local and long distance service package and $25 per month for local only services. All package include "features" such as call waiting, caller ID, call forwarding, three-way calling and voicemail. Azonic will also offer international long distance service to customers at compelling

                                       2
--------
1 Leichtman Research Group, November 2002 rates. For business customers, service packages include unlimited local and long distance calls, a free fax line and all the abovementioned features and cost $50 per month.

         The second product line by Azonic is prepaid calling card service. Calling cards take either of two forms. The first form is a physical card with a face value of $20 or $50 and is distributed at gas stations, convenient stores or other local shops. Customers can buy these cards, follow the instructions printed on the back of cards and make domestic and international long distance calls at payphones, regular residential phones or cellular phones. The second form is just a PIN number which can be programmed into the customer's telephone. When long distance calls are placed, the usage is deducted from the value of the calling card. Customers may choose to either buy-as-use or set up automatic programs to buy new cards and charge their credit cards each time a card is used up.


BUSINESS STRATEGY

         Initially, Azonic will focus on reselling of VOIP services to capitalize on the potential growth of the industry, and because of the minimal capital requirements. The Company is in the process of negotiation with a number of VOIP service providers to purchase their services at wholesale prices and resell to end users such as consumers and businesses.

         In the intermediate- to long-term, Azonic intends to pursue strategic acquisitions. Acquisition targets will be in fields including but not limited to, business development, marketing and distribution channels, software development, technology enhancement and hardware manufacturing that will enhance or expand the Company's existing product lines. There are many emerging hard and soft technologies and business models in the telecommunication industry. The Company will seek opportunities that provide value-added products and services to customers and at the same time build shareholder value.


COMPETITION

         Azonic competes with traditional telephone service providers, VOIP providers and other resellers. Management believes VOIP services bare strong pricing advantages over traditional phone. Traditional phone services are liable for various taxes and regulatory charges while for VOIP services, users only need to pay regular sales taxes. Among the existing services in the market, VOIP packages represent 25-50% savings over traditional phone service packages (refer to table on the next page). For those consumers and businesses that are already Broadband Internet subscribers, these savings often mean they can receive "virtually free broadband Internet long distance service" by switching from traditional telephone to VOIP service. Azonic believes VOIP services possess great potential in residential customers and small businesses due to the cost-conscious nature of these groups.

-------------------------------------------------------------------------------------------------------
                                  Verizon       AT&T      Talk America       IDT          Vonage
Basic Plan
Offering Price                      $17        19.99          22.95          N/A           $15
Final Bill*                         $25         $31            $35           N/A           $17

Unlimited Local and Regional
Offering Price                     35.99       25.99          38.95          N/A            25
Final Bill*                         $48         $37            $42           N/A           $27

Unlimited Local and Long Distance
Offering Price                     59.99       49.99          49.95         39.99          $35
Final Bill*                         $85         $70            $70           $54           $37

Business Unlimited plus Fax
Offering Price                     89.98         75            85            N/A          49.99
Final Bill*                        $120         $100          $110           N/A           $55
-------------------------------------------------------------------------------------------------------
* Prices are estimated  according to federal and regulatory charges and fees and federal and local sales taxes.

         Azonic will face competition from other VOIP service providers, particularly at the initial stage when Azonic's plan is to resell VOIP services. Resellers typically contract with wholesalers to buy "usage" at discount and resell telephone packages at higher retail prices. Due to the minimum barrier to entry, competition among resellers can potentially be ferocious. However, the Company believes the VOIP market is largely unexplored and market share acquisition in the early stage tend to possess "first come first serve" characteristic. This means by introducing and educating customers about VOIP services, Azonic can obtain a stable and loyal customer base. Additionally, Azonic believes the Company's competitive power lies in management's extensive experience in sales and marketing and strong relationships within the telecommunication industry.


MARKETING

         The Company  plans to launch a marketing  campaign  targeting  the more cost conscious and price sensitive residential and small business markets. Management plans to utilize three marketing tools: newspaper, fax and Internet based advertisements. Internet based advertising will include both emails and banner ads and links through other websites and will target mostly consumers. The purpose is to create awareness of Azonic's website (http://www.azoniccorp.com ) where the Companies services are detailed and consumers can choose and sign up for different service packages online. In spite of the recent regulation on Spam email and the undergoing debate on banner and pop-up ads, Internet based advertising is by far the most cost effective method for product introduction. The population of individuals who are becoming technologically savvy is increasing worldwide, and is more acceptant of new innovative products and services. For a growing larger percentage of these individuals, the Internet is the medium of choice, and they are spending more time online relative to television and radio.

         Mass fax will focus on small businesses. Fax is more cost effective than mass mailing and, according to management's past successful experiences, serves the same purpose: to deliver to potential customers a hardcopy of Azonic's product introduction. Newspaper advertisement, although generally more costly, will add to mass fax and Internet advertising to enhance Azonic's brand awareness. The Company plans to invest $10,000 in marketing and the budget is expected to be spent over the first 4 months. After this initial introductory period, the Company plans to take advantage of cash inflows from customers and to increase marketing budgets.


PLAN OF OPERATION

         Azonic plans to acquire its initial customers in April 2004, and will attempt to add new customers to both residential and business category in each month thereafter.

         Residential services package rates range from $25 to $35 averaging $30. Business packages average $50. Prepaid cards/services retail at average price of $30. Based on undergoing negotiations with wholesalers, Azonic estimates overall gross margin of 25%. The Company plans pay 40% of gross profits to sales staff as commissions. The company intends to keep a modest operation and estimates monthly Office and Miscellaneous Expenses to start at $2,000 per month with $3,000 the maximum.

NEED FOR ADDITIONAL FINANCING

         The Company does not have capital sufficient to meet the Company's cash needs, including the costs of compliance with the continuing reporting requirements of the Securities Exchange Act of 1934. The Company will have to seek loans or equity placements to cover such cash needs. Lack of its existing capital may be a sufficient impediment to prevent it from accomplishing the goal of completing its business plan. There is no assurance, however, that without funds it will ultimately allow registrant to complete a business combination. Once a business combination is completed, the Company's needs for additional financing are likely to increase substantially. The Company will need to raise additional funds to conduct its business activities in the next twelve months.
Management has no current plan to seek capital in the form of loans or stock private placements at this time because it has no business upon which to base any capital raising plan.

         No commitments to provide additional funds have been made by management or other stockholders. Accordingly, there can be no assurance that any additional funds will be available to the Company to allow it to cover its expenses as they may be incurred.

         Irrespective   of  whether  the  Company's  cash  assets  prove  to  be
inadequate to meet the Company's operational needs, the Company might seek to compensate providers of services by issuances of stock in lieu of cash.

         The Company has no plans for any research and development in the next twelve months. The Company has no plans at this time for purchases or sales of fixed assets which would occur in the next twelve months.

         The Company expects to hire three employees in the next twelve months, however, if it achieves a business growth, it may acquire or add employees of an unknown number in the next twelve months.

         The Company's auditor has issued a "going concern" qualification as part of his opinion in the Audit Report. There is substantial doubt about the ability of the Company to continue as a "going concern." The Company has a start up business, limited capital of $7,500 in cash, no other assets, and no capital commitments. The effects of such conditions could easily be to cause the Company's bankruptcy, except there are no assets to liquidate in Bankruptcy.

MANAGEMENT

         Currently, Azonic's management team consists of two persons, each of them with extensive experience in their respective fields. These persons have experiences in business development, management, operations, sales and marketing and technology development in the telecommunications industry. Azonic plans to recruit more professionals to build up its management team.

         Greg Laborde, Chairman & CEO

         Mr. Laborde has over 17 years of experience on Wall Street in areas of investment banking, trading and sales and financial consulting. Starting from 1986, Mr. Laborde worked in corporate finance at a number of New York City based investment banks including Drexel Burnham Lambert, Lehman Brothers, Gruntal & Co. and Whale Securities. During his Wall Street tenure, Mr. Laborde was involved in over 20 public and private financing transactions totaling over 100 million dollars. In 1999, he founded and took public Origin Investment Group, a Business Development Company that was involved in investing in IT related business. In later December 2001, Origin completed a merger with International Wireless, Inc., a private company involved in developing visual intelligence software solutions for wireless and mobile devices. Mr. Laborde holds a Bachelor's Degree of Science from Lafayette College. Mr. Laborde is 39 years old. Mr. Laborde has been the CEO, President and Director of Azonic since October 2003.

         Karl Nelson, Vice President, Marketing & Business Development

         See biographical information below.

ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

         On March 29, 2004, the Company appointed Karl Nelson as Vice President of Marketing and Business Development and a Director of the Company.

         His biographical information is as follows:

         Mr. Nelson worked on Wall Street from 1985 to 1994 in the areas of investment banking, sales and trading with firms including Lehman Brothers, Shearson, Gruntal & Rosenkrantz & Co. His experience in investment banking included helping bring public numerous emerging market and biopharmaceutical companies through private placements and IPO's.

         Mr. Nelson has eight years experience in the Telecom Industry, with six years as President and Founder of International Service Group Inc. (ISG). ISG was a company that developed international voice communications routes in Africa and Asia as well as a "214" licensed switched based reseller of wholesale minutes. International Service Group Inc. set up Cisco based telecom infrastructure in various countries, via satellite and local earthstations, voice traffic was sent from the U.S to these countries.

         ISG sold their bandwidth to both wholesale and retail telecom providers including the largest multi national telecom providers down to prepaid calling card providers. Mr. Nelson's responsibilities included marketing both to the wholesale and retail markets via many different media outlets including flyers, newspapers, magazines, subway advertisement, retail sales outlets, private labeling, and other joint venture advertising. Sales revenue increased from $50,000 to $2.1 million over a seven year period.

         Mr. Nelson attended Dartmouth College.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  None.

ITEM 8. CHANGE IN FISCAL YEAR

         Not Applicable.


ITEM 9. REGULATION FD DISCLOSURE

         Not Applicable.


ITEM 10. AMENDMENTS TO REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

         Not Applicable.


ITEM 11.  TEMPORARY  SUSPENSION OF TRADING UNDER  REGISTRANT'S  EMPLOYEE BENEFIT
PLANS

         Not Applicable.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Not Applicable.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    AZONIC CORP.
                                    -----------------------------
                                   (Registrant)

                                    Dated:  March 30, 2004


                                    /s/Greg Laborde
                                    -----------------------------
                                    Greg Laborde, Chairman and CEO